EXHIBIT 10(a)






WEINICK
  SANDERS
    LEVENTHAL & CO., LLP
                                                                   1375 BROADWAY
                                                                  NEW YORK, N.Y.
                                                                      10018-7010
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                CERTIFIED PUBLIC ACCOUNTANTS                        212-869-3333
                                                                FAX 212-764-3060
                                                                   WWW.WSLCO.COM








                 CONSENT OF WEINICK SANDERS LEVENTHAL & CO., LLP
                   (INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS)








We consent to the use in Amendment No. 5 to the Registration Statement of SearchHelp, Inc. on Form SB-2, SEC File 333-97687, under the Securities Act of 1933 of our report dated March 15, 2002 (except for Note 14 as to which the date is November 9, 2002) and to the reference to our firm under the heading "Experts" in the Prospectus.







                                /s/ WEINICK SANDERS LEVENTHAL & CO., LLP




New York, New York
January 21, 2003